                                                                   Exhibit 10.19

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                         SEVENTH SUPPLEMENTAL INDENTURE

                          Dated as of January 31, 2006

                                      among

                            AINSWORTH LUMBER CO. LTD.
                                    as Issuer

                           AINSWORTH ENGINEERED CORP.,
                        AINSWORTH ENGINEERED (USA), LLC,
                AINSWORTH ENGINEERED CANADA LIMITED PARTNERSHIP,
                               and AINSWORTH CORP.
                            as Subsidiary Guarantors

                            and THE BANK OF NEW YORK
                                   as Trustee

                                     to the

                                    INDENTURE
                           dated as of July 10, 1997,
              as supplemented by the First Supplemental Indenture,
                         dated as of February 14, 2001,
                       the Second Supplemental Indenture,
                         dated as of December 20, 2001,
                        the Third Supplemental Indenture,
                         dated as of February 27, 2004,
                       the Fourth Supplemental Indenture,
                            dated as of May 19, 2004,
                        the Fifth Supplemental Indenture,
                         dated as of September 22, 2004,
                      and the Sixth Supplemental Indenture,
                          dated as of January 10, 2005

                                      among

                            AINSWORTH LUMBER CO. LTD.
                                    as Issuer

                           AINSWORTH ENGINEERED CORP.,
                        AINSWORTH ENGINEERED (USA), LLC,
               and AINSWORTH ENGINEERED CANADA LIMITED PARTNERSHIP
                            as Subsidiary Guarantors

                            and THE BANK OF NEW YORK
                                   as Trustee

                                   ----------

               12 1/2% Senior Secured Securities due July 15, 2007

================================================================================

          SEVENTH SUPPLEMENTAL INDENTURE, dated as of January 31, 2006 (the "Seventh Supplemental Indenture"), by and among Ainsworth Lumber Co. Ltd., a British Columbia corporation (the "Issuer"), Ainsworth Engineered Corp., a Nova Scotia Unlimited Liability Company, Ainsworth Engineered (USA), LLC, a Delaware Limited Liability Company, Ainsworth Engineered Canada Limited Partnership, a British Columbia Limited Partnership, and Ainsworth Corp., a Minnesota corporation (the "Guaranteeing Subsidiary") (together, the "Prior Guarantors"), and The Bank of New York, as successor to Bank of Montreal Trust Company, as trustee (the "Trustee").

          WHEREAS, the Issuer issued 12 1/2% Senior Secured Securities due July 15, 2007 (the "Securities") pursuant to the Indenture, dated as of July 10, 1997, among Ainsworth Lumber Co. Ltd. (as Issuer), Ainsworth Lumber Inc. (as Subsidiary Guarantor) and Bank of Montreal Trust Company (as predecessor Trustee), as supplemented by the First Supplemental Indenture, dated as of February 14, 2001, the Second Supplemental Indenture, dated as of December 20, 2001, the Third Supplemental Indenture, dated as of February 27, 2004, the Fourth Supplemental Indenture, dated as of May 19, 2004, the Fifth Supplemental Indenture, dated as of September 22, 2004 (as supplemented, the "Indenture"), which Securities have previously been guaranteed by the Prior Guarantors pursuant to the provisions of the Indenture;

          WHEREAS, Steen River Forest Products Ltd., a former Guarantor under the Indenture, was formally dissolved, effective March 3, 2004, and is no longer in existence;

          WHEREAS, the Indenture provides that under certain circumstances a Subsidiary providing a Subsidiary Guarantee shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Securities and the Indenture (the "Subsidiary Guarantee");

          WHEREAS, pursuant to Section 901 of the Indenture, the Trustee is authorized to execute and deliver this Seventh Supplemental Indenture; and

          WHEREAS, all things necessary to make this Seventh Supplemental Indenture a valid supplement to the Indenture have been done.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

          SECTION 1. Certain Definitions. Unless otherwise stated, all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

          SECTION 2. Agreement to Guarantee. The Guaranteeing Subsidiary hereby agrees as follows:

          (a) Along with all Subsidiary Guarantors named in the Indenture, to jointly and severally unconditionally guarantee to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

               (i) the principal of and interest and premium, if any, on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, according to the terms thereof and of the Indenture; and

               (ii) in case of failure by the Company to punctually pay the principal of and interest and premium, if any, on the Securities when due, whether at stated maturity, by acceleration or otherwise, the Subsidiary Guarantors shall be jointly and severally obligated to pay the same immediately.

          (b) The obligations hereunder shall be absolute and unconditional, irrespective of and shall be unaffected by the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any release, amendment, waiver or indulgence granted to the Company or any other guarantor, or any consent to departure from any requirement of any other guarantee of all or of any of the Securities, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such release, amendment, waiver or indulgence shall, without the consent of the Guaranteeing Subsidiary, increase the principal amount of the Securities, or increase the interest rate thereon, or alter the Stated Maturity thereof.

          (c) The obligations of the Guaranteeing Subsidiary under the Subsidiary Guarantee are independent of the obligations guaranteed by the Guaranteeing Subsidiary hereunder, and a separate action or actions may be brought and prosecuted by the Trustee on behalf of, or by, the Holders, subject to the terms and conditions set forth in the Indenture, against the Guaranteeing Subsidiary to enforce the Subsidiary Guarantee, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions.

          (d) In the event of a default in payment of principal (or premium, if any) or interest on a Security, whether at its stated maturity, by acceleration, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guaranteeing Subsidiary to enforce the Subsidiary Guarantee without first proceeding against the Company or any other Guarantor. If, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guaranteeing Subsidiary shall pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

          (e) The following is hereby waived: diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to the Securities, the Indenture and this Supplemental Indenture and all demands whatsoever.

          (f) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, the Indenture and this Supplemental Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Subsidiary Guarantor under the Indenture.

          (g) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantors (including the Guaranteeing Subsidiary), or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantors, any amount paid either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (h) The Guaranteeing Subsidiary shall be subrogated to all rights of the Holders of the Securities against the Company in respect of any amounts paid by the Guaranteeing Subsidiary on account of the Securities pursuant to the provisions of the Subsidiary Guarantee or the Indenture, as supplemented by this Supplemental Indenture; provided, however, that the Guaranteeing Subsidiary shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on the Securities shall have been paid in full.

          (i) As between the Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guaranteeing Subsidiary for the purpose of this Subsidiary Guarantee.

          (j) The Guaranteeing Subsidiary shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

          (k) Pursuant to Section 1201 of the Indenture, after giving effect to all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under Article

12 of the Indenture, this new Subsidiary Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guaranteeing Subsidiary under this Subsidiary Guarantee will not constitute a fraudulent transfer or conveyance.

          (l) The Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities and Subsidiary Guarantee, whether as a "voidable preference", "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Security shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          (m) In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (n) This Subsidiary Guarantee shall be a general unsecured obligation of such Guaranteeing Subsidiary, ranking pari passu with any other future senior Indebtedness of the Guaranteeing Subsidiary, if any.

          (o) Each payment to be made by the Guaranteeing Subsidiary in respect of this Subsidiary Guarantee shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

          SECTION 3. Execution and Delivery. The Guaranteeing Subsidiary agrees that the Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of this Subsidiary Guarantee.

          SECTION 4. Releases. Notwithstanding Section 3 above, if:

               (i) the Subsidiary Guarantor ceases to be a Restricted Subsidiary in compliance with the applicable provisions of the Indenture;

               (ii) the Securities are defeased and discharged pursuant to
               Section 1502 of the Indenture; or

               (iii) all or substantially all of the assets of the Subsidiary Guarantor or all of the Capital Stock of the Subsidiary Guarantor are sold (including by issuance, amalgamation, merger, consolidation or otherwise) by the Company or any Restricted Subsidiary in a transaction constituting an Asset Disposition and in which the Net Available Proceeds from such Assets Disposition are applied in accordance with requirements of Section 1013 of the Indenture, then, in each case of (i), (ii) or (iii), upon delivery by the Company of an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent contained in the Indenture provided for relating to the release of the Subsidiary Guarantor from its obligations under the Subsidiary Guarantee and Article Twelve of the Indenture have been complied with, the Subsidiary Guarantor or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or Capital Stock of such Subsidiary Guarantor) shall be released and discharged of its obligations under the Subsidiary Guarantee and under Article Twelve of the Indenture without any action on the part of the Trustee or any Holder, and the Trustee shall execute any documents reasonably required in order to acknowledge the release of the Subsidiary Guarantor from its obligations under this Subsidiary Guarantee endorsed on the Securities and under Article Twelve of the Indenture.

          SECTION 5. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, shareholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Subsidiary under the Securities, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          SECTION 6. Governing Law. This Seventh Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York.

          SECTION 7. Counterparts. This Seventh Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 8. Severability. In case any provision in this Seventh Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 9. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Issuer, the Prior Guarantors, the Guaranteeing Subsidiary and the Trustee.

          SECTION 10. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture. The statements and recitals herein are deemed to be those of the Issuer and the Guaranteeing Subsidiary and not of the Trustee.

          SECTION 11. Successors and Assigns. All covenants and agreements in this Seventh Supplemental Indenture by the Issuer, the Prior Guarantors, the

Guaranteeing Subsidiary, the Trustee and the Holders shall bind their respective successors and assigns, whether so expressed or not.

          SECTION 12. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

                                        Ainsworth Lumber Co. Ltd.


                                        By:
                                            ------------------------------------
                                        Name: Catherine E. Ainsworth
                                        Title: Chief Operating Officer


                                        By:
                                            ------------------------------------
                                        Name: D. Michael Ainsworth
                                        Title: Executive Vice-President


                                        Ainsworth Engineered Corp.


                                        By:
                                            ------------------------------------
                                        Name: Catherine E. Ainsworth
                                        Title: Secretary


                                        Ainsworth Engineered (USA), LLC


                                        By:
                                            ------------------------------------
                                        Name: Catherine E. Ainsworth
                                        Title: Secretary


                                        Ainsworth Engineered Canada Limited
                                        Partnership


                                        By:
                                            ------------------------------------
                                            Ainsworth Lumber Co. Ltd., as
                                            General Partner
                                        Name: Robert Allan
                                        Title: Chief Financial Officer


                                        Ainsworth Corp.


                                        By:
                                            ------------------------------------
                                        Name: Catherine E. Ainsworth
                                        Title: Chief Executive Officer


                                        The Bank of New York, as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory